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                                                                   Exhibit 23.2

                           CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the AMX Corporation 1999 Equity Incentive Plan of our report dated May 3, 1999, with respect to the consolidated financial statements of AMX Corporation included in its Annual Report (Form 10-K) for the year ended March 31, 1999, filed with the Securities and Exchange Commission.

                                             ERNST & YOUNG LLP



Dallas, Texas
July 16, 1999